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                                     EXHIBIT 23.2

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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 27, 1998, included in the EchoStar Communications Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                                  ARTHUR ANDERSEN LLP

Denver, Colorado,
  April 28, 1998